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                          PITCAIRN FUNDS (THE "TRUST")

                        Supplement dated August 1, 2001.
            to the Prospectus and Statement of Additional Information
                            dated February 28, 2001


PITCAIRN SMALL CAP GROWTH FUND (THE "FUND")

                      INFORMATION ABOUT THE FUND'S MANAGER

The Small Cap Growth Fund's Manager, Standish, Ayer & Wood, Inc. ("Standish"), was acquired by Mellon Financial Corporation ("Mellon") on July 31, 2001, and has been renamed Standish Mellon Asset Management Company LLC ("Standish Mellon"). This transaction (the "Mellon Transaction") has caused a change in control of Standish and the automatic termination of the Investment Sub-Advisory Agreement between Pitcairn Investment Management (the "Adviser") and Standish in respect of the Fund.

Mellon is a global financial services company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Act of 1956, as amended. Mellon is one of the world's leading providers of asset management, trust, custody and benefits consulting services and offers a comprehensive array of banking services for individuals and corporations. Mellon is among the twenty largest bank holding companies in the United States based on total assets.

In order to avoid any disruption to the operation of the Fund as a result of the Mellon Transaction, the Board of Trustees of Pitcairn Funds, at an in-person meeting held on July 30, 2001, approved (i) an interim sub-advisory agreement between the Adviser and Standish Mellon with respect to the Fund, which took effect upon termination of the existing agreement and has a term no longer than 150 days (the "Interim Contract"), in accordance with applicable SEC regulations, and (ii) a new investment sub-advisory agreement between the Adviser and Standish Mellon with respect to the Fund (the "New Agreement"), which will take effect upon the earlier of shareholder approval of the New Agreement within the 150 day period or receipt of an exemptive order requested from the Securities and Exchange Commission ("SEC"), described below. The Interim Contract and the New Agreement are the same in all material respects as the existing Investment Sub-Advisory Agreement.

The Trust and the Adviser have applied for an exemptive order from the SEC (the "Order") that, if granted, would, among other things, permit the Adviser to retain new Managers, to continue the employment of Managers after events that would otherwise cause automatic termination of a contract with a Manager (such as the Mellon Transaction), to employ new Managers for new or existing Funds, or to change the terms of contracts with Managers, all without shareholder approval, subject to certain conditions. If the Order is granted before the termination of the Interim Contract, the Adviser will rely on the Order and will not seek shareholder approval of the New Agreement, as would otherwise be required.

If the Order is not granted in time and shareholder approval of the New Agreement is required, a Special Meeting of Shareholders will be held at which the New Agreement will be considered for approval by shareholders.

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                            PORTFOLIO MANAGER CHANGE

Effective May 7, 2001, the portfolio manager of the Small Cap Growth Fund is Bruce Randall Watts.

The following biography replaces the biography of Nevin G. Markwart under "Fund Management" at page 32 of the Prospectus:

         BRUCE RANDALL WATTS

         Mr. Watts is a Vice President and Director of Standish Mellon, and as a member of the small cap team he has responsibilities for the technology and communications sectors. He has been with Standish since May 2001. Prior to joining Standish, Mr. Watts was a portfolio manager and director at Westfield Capital Management in Boston, Massachusetts for nine years where he was responsible for investing assets in excess of $500 million in large and small capitalization U.S. equities. Prior to that, he worked at Freedom Capital as an analyst and assistant portfolio manager. Mr. Watts received his B.A. in 1990 from the University of Virginia in English. He is a holder of the right to use the Chartered Financial Analyst(R) designation.